UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 23, 2026
Date of report (Date of earliest event reported)

PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 N 5th Street, Suite 1000
Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2026, Piper Sandler Companies (the “Company”) filed an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the previously announced four-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), without any change to its par value, and to proportionately increase the number of shares of the Company’s authorized Common Stock from 100,000,000 to 400,000,000 in connection with the Stock Split. The Amendment, which became effective at 4:30 p.m. Eastern Time on March 23, 2026 (the “Effective Time”), is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”). Trading of the Common Stock is expected to commence on a split-adjusted basis at market open on March 24, 2026. The new CUSIP number for the Common Stock following the Stock Split is 724078209.

Item 8.01.	Other Events.

The information contained in Item 5.03 of this Current Report is incorporated herein by reference.

The Company has registration statements on Form S-8 (File Nos. 333-111665, 333-122494, 333-142699, 333-150962, 333-159360, and 333-205229) on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by such registration statements. The information set forth in this Item 8.01 of this Current Report is hereby incorporated by reference into each of the Company’s effective registration statements on Form S-8 listed above. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of shares of Common Stock registered under such registration statements is proportionately adjusted to reflect the Stock Split as of the Effective Time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Piper Sandler Companies.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: March 23, 2026	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary